FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is made and entered into as of the 9 day of November, 2015 (the "Effective Date") by and among **JANIS M. TILFORD** (the "Shareholder"), the sole shareholder of **TILFORD, INC.**, a South Carolina corporation (the "Company") and **TNH ACQUISITION, LLC**, a Georgia limited liability company ("Purchaser").

RECITALS

Shareholder, the Company and Purchaser are parties to that certain Stock Purchase Agreement dated as of July 24, 2015 (the "Purchase Agreement"); and

Shareholder, the Company and Purchaser desire to amend the Purchase Agreement on the terms hereinafter set forth.

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. Capitalized Terms. Capitalized but undefined terms used in this Amendment shall have the meanings set forth in the Purchase Agreement.

2. Closing Date. Article 1 of the Purchase Agreement is hereby amended by deleting the definition of "Closing Date" and by substituting the following in lieu thereof:

> "Closing Date" shall mean a date designated by Purchaser on which the Closing shall occur but no later than November 30, 2015, or if extended by Purchaser pursuant to Section 2.2 hereof, no later than December 31, 2015.

3. Deposit. Article 1 of the Purchase Agreement is hereby amended by deleting the definition of "Deposit" and by substituting the following in lieu thereof:

> "Deposit" shall mean (i) the amount of Fifty Thousand and 00/100 Dollars ($50,000.00) deposited by Purchaser simultaneously with the execution of this Agreement, (ii) the amount of Fifty Thousand and 00/100 Dollars ($50,000.00) to be deposited by Purchaser within three (3) business days of the execution of this Amendment, such that the Deposit shall mean One Hundred Thousand and 00/100 Dollars ($100,000.00), and (iii) if the Closing Date is extended by the Purchaser pursuant to Section 2.2 hereof an additional Ten Thousand and 00/100 Dollars ($10,000.00) such that, in such event, the Deposit shall mean One Hundred Ten Thousand and 00/100 ($110,000.00).

4. "Closing" Section 2.2 of the Purchase Agreement is hereby amended by deleting the second sentence thereof in its entirety and by inserting the following in lieu thereof:

> Purchaser shall have the right at any time prior to November 30, 2015, to extend the Closing Date to December 31, 2015 upon written notice to Shareholder and simultaneous deposit of an additional Ten Thousand and 00/100 Dollars ($10,000.00) with Escrow Agent (which, together with the deposits currently in escrow shall comprise the Deposit as herein defined).

5. Ratification. Except to the extent amended hereby, Purchaser and Seller ratify and confirm that all other terms and conditions of the Purchase Agreement remain in full force and effect.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same Amendment, for the same effect as if all parties hereto had signed the same signature page, and a facsimile copy of an executed counterpart shall constitute the same as delivery of the original of such executed counterpart. Any signature page of this Amendment (whether original or facsimile) may be detached from any counterpart of this Amendment (whether original or facsimile) without impairing the legal effect of any signatures thereof and may be attached to another counterpart of this Amendment (whether original or facsimile) identical in form hereto but having attached to it one or more additional signature pages (whether original or facsimile).

[Signatures on next page]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first above written.

THE COMPANY:

TILFORD, INC.,
a South Carolina corporation

By: Janis M. Tilford
Name: Janis M. Tilford
Title: President

SHAREHOLDER:

Janis M. Tilford
Janis M. Tilford

PURCHASER:

TNH Acquisition, LLC,
a Georgia limited liability company

By:______________________________
Name: Christopher F. Brogdon
Title: Manager

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first above written.

THE COMPANY:

TILFORD, INC.,
a South Carolina corporation

By: ______________________
Name: Janis M. Tilford
Title: President

SHAREHOLDER:

____
Janis M. Tilford

PURCHASER:

TNH Acquisition, LLC,
a Georgia limited liability company

By: ______________________
Name: Christopher F. Brogdon
Title: Manager